Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of Reeds Jewelers, Inc., a North Carolina corporation (the “Company”), does hereby certify that the Company’s Quarterly Report on Form 10-Q for the quarter ended August 31, 2003 (the “Report) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 3, 2003	/s/ James R. Rouse

James R. Rouse
Chief Financial Officer

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